Provisional Estimates of Fair Values of Assets Acquired and Liabilities Assumed (Detail) (Acquisition, USD $) In Thousands, unless otherwise specified	Feb. 15, 2012 BeijingWits Medical Limited	Feb. 28, 2012 PriceSpective LLC
Subsequent Event [Line Items]
Property, plant and equipment	$ 172	$ 247
Cash and cash equivalents	587	876
Accounts receivable	657	6,049
Other current assets	490	372
Current liabilities	(1,046)	(5,619)
Purchase price	$ 860	$ 1,925